

HYCROFT

NASDAQ: HYMC

DEVELOPING ONE OF NORTH AMERICA'S LARGEST PRECIOUS METALS DEPOSITS

November 2023

DISCLAIMER

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words "estimate", "plan", "anticipate", "expect", "intend", "believe" "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to" and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company's business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business-related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate ("LIBOR") could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short "squeeze" resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our "Risk Factors" set forth in our Quarterly Report on Form 10-Q for the period ended September 30, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

No Offer or Sale of Securities

The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities.

No Representations or Warranties

This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information.

Industry and Market Data

In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

All dollar amounts are expressed in US dollars, unless otherwise stated.

Corporate Highlights

M&I AuEq[1] Oz
15.2 M

Inferred AuEq Oz
4.6 M

Cash[2]
$107 M

One of the world's largest precious metals deposits

Located in Nevada, the best place in the world for mining[3]

Well-funded with $107 M in the treasury

Large, under-explored land package with significant exploration upside

Leadership team with track record of generating shareholder value

Applying a first principles approach to the historic Hycroft Mine to uncover untapped potential

1. "Gold Equivalent"
2. As of September 30, 2023.; additional $35 million restricted cash
3. Fraser Institute Annual Mining Survey, 2022

Gold and Silver: the Original Stores of Value

HYCROFT

Why Invest in Gold

- The original safe-haven asset
- Long-term store of value
- Hedge against inflation
- Preservation of wealth and portfolio diversification
- Gold is a finite resource with growing demand
- Central bank reserves are rising

Why Invest in Silver

- Historically used as a store of value
- Dual role as a precious and industrial metal (~50/50)
- Second most-used commodity (oil is first)
- Increasing demand from green energy technologies (solar, EVs)
- Limited supply to satisfy this demand
- Strong gold-to-silver ratio trending higher

Gold has outperformed other asset classes


Index (Base = 100)
800
700
600
500
400
300
200
100
0
2000
2005
2010
2015
2020
Compound Total Return
8.35%
Gold
6.26%
S&P 500 Index
3.98%
U.S. Agg. Bond Index
0.07%
U.S. Dollar Index

Source: Sprott Asset Management, Bloomberg. Period from 12/31/1999-12/31/2022. Gold is measured by GOLDS Comdty Spot Price; S&P 500 TR is measured by the SPX; US Agg Bond Index is measured by the Bloomberg Barclays US Agg Total Return Value Unhedged USD (LBUSTRUU Index); and the U.S. Dollar is measured by DXY Curncy. You cannot invest directly in an index. **Past performance is not indicative of future results.**

Industrial uses dominate silver demand


Silverware
6% at 74 Moz
Photography
2% at 28 Moz
Physical Investment
Coins and Bars
27% at 333 Moz
Industrial Applications
Solar Panels, Electronics, Batteries, Biocides, Brazing Alloys & Solders, etc.
45% at 557 Moz
Jewelry
19% at 234 Moz

Source: Metals Focus, Silver Institute. Data as of 12/31/2022. The Silver Institute: World Silver Survey 2023. Included for illustrative purposes only.

The Team: Mine Finders and Mine Builders

Diane Garrett, President & CEO

Formerly with Romarco Minerals, US Global Investors

Stan Rideout, Executive Vice President & CFO

Formerly with Romarco Minerals, Phelps Dodge Corp.

Rebecca Jennings, SVP & General Counsel

Formerly with Newmont, Allied Nevada

David Thomas, VP & General Manager

Formerly with Romarco Minerals, Oceana Gold Corp.

Alex Davidson, VP Exploration

Formerly with Nevada Gold Mines, Newmont Mining

Fiona Grant Leydier, VP Investor Relations

Formerly with Great Panther Mining, eCobalt

Lily He, VP Finance & Treasury

Formerly with OceanaGold, Romarco Minerals, GlobeStar Mining


HYCROFT
"Our management team comprises some of the brightest minds in the industry, many of whom are formerly of Romarco Minerals where we grew the company from a market cap of $20 million to over $1 billion. By applying first principles at Hycroft, we are aiming to do the same."

The Hycroft Mine: A World-Class Asset

HYCROFT



- One of the world's largest precious metals deposits
- Historic mine with past production dating back to 1980s
- Positioned between historic, high-grade Sleeper and Rosebud gold mines
- Permitted for heap leach and milling operations[1]
- Extensive infrastructure on-site
- De-risked and way ahead of other developers
- Large untapped district-scale land package – less than 10% explored



1. Some permit modifications may be required based on final operating plans

Strategy For Growth

HYCROFT

Strengthening the resource	Extensive drill program improving grade and overall economics Upgrading resources from inferred to M&I
Completion of prefeasibility study	Optimizing metallurgical results for milling operation Conducting trade off studies to ensure optimal plan for maximizing value
Uncovering district potential	+64,000-acre land package – only 10% explored Exploring for Hycroft's high-grade feeder zone Making new discoveries outside of known resource
Growth through discovery and M&A	Vision of becoming a multi-asset company Treasury enables discovery, strategic alliances and M&A

Strategy in Action

HYCROFT

New management has significantly improved safety and community profile
- Award-winning safety culture and standards
- Trailing 12-month TRIFR: ZERO | National industry average: 2.173
- Achieved 1M man-hours with ZERO TRIFR in June 2023
- Strengthened relationships in the community and built a culture of social engagement

Metallurgical studies significantly improved flotation recoveries for both gold and silver
- Average flotation recoveries 10% higher than previously modeled
- 89% gold | 93% silver

Initiated largest exploration program in over 10 years
- Extended mineralization and established continuity between higher grade zones
- Converted waste to ore and upgraded inferred to M&I resources, benefiting project economics

First principles approach to exploration resulting in new high-grade silver discoveries
- Intercepted best hole ever drilled across the entire Hycroft system on 2023 (H23R-5753 – *see news release dated November 16, 2023, for details)*
- Improving understanding of high-grade silver zones and following up on untapped potential across the Hycroft system

Raised a substantial amount of capital creating a stable foundation to deliver on growth
- Eric Sprott and AMC Entertainment positioned as major shareholders for the next bull market in precious metals
- Plan to improve capital structure by cleaning up debt and bringing in strong mining-sector investors
- Assessing M&A targets that would accelerate timeline to production and cash flows

Exploration – Taking a Fresh View

- Applying "first principles" approach to uncover new opportunities in under-explored areas of our land package
- Step-out exploration drilling to find the high-grade feeder zone(s)
- Utilizing technologies such as hyperspectral and induced polarization, we are zeroing in on high-priority targets
- Acquired claims from Newmont related to the past-producing Rosebud Mine (50/50 JV with Hecla) gaining critical data used to prioritize targets within our land package
- Built a world-class exploration team comprised of talent from Newmont, Barrick and Nevada Gold Mines


N
0
5 Miles

2022-2023 Exploration Drill Program

HYCROFT

Phase 1 Drill Program Results (2022)

- Discovered gold and silver grades higher than average resource grade
- Established continuity between higher-grade zones
- Extended mineralization 150 meters to the east of known resource boundary
- Drilling in Vortex delivered very high-grade silver over long intercepts; remains open
- Converted waste to ore mineralization (Camel, Central) and improved project economics
- Added over 425,000 ounces of gold (Measured & Indicated)

Phase 2 Drill Program Objectives (2023)

- Conversion of waste to ore and upgrade Inferred to Measured & Indicated resources
- Continue to drill at Vortex (high-grade silver deposit)
- Drill high priority targets identified through review of historical drilling + geophysics + hyperspectral results (Wild Rose, Chance, School Bus, Oscar)
- Drill high priority targets outside the known resource

Drilling Within Known Resource

HYCROFT



Resources
Measured
Indicated
Inferred
2 km
Brimstone
Vortex
Central
Camel
Bay
OPEN
OPEN
OPEN
5.3 km
• Upgrading Inferred to M&I resources
• Drilling to convert waste to ore
• Improving the understanding of the higher-grade intercepts

TIGHTER DRILL SPACING COULD EXPAND KNOWN PITS AND MINERALIZATION OPPORTUNITIES

High-Priority Exploration Targets

HYCROFT

- Improving understanding of the mineralization controls for the Hycroft system and beyond
- Testing high priority exploration targets outside the currently known resource
- Developing opportunities to mine higher-grade ore early in the mine plan enhancing the project's economics
- Unearthing untapped potential: discoveries made at depth as well as near-surface
- Entirety of land package provides incredible insight into structural intersections of mineralization


Results from the hyperspectral study show signatures of alunite, illite and kaolinite, all associated with gold in the Hycroft system
Resource Pit
Wildrose Target
Chance Target
School Bus Target
Oscar Target

Discovering Hycroft's Untold Story

HYCROFT

JULY 18, 2022 — Hycroft Launches Largest Exploration Program in Nearly a Decade

FEBRUARY 7, 2023 — Hycroft Drills 55 Meters of 396.93 g/t Silver in Vortex

OCTOBER 23, 2023 — Hycroft Mining Finds Elevated Silver Across the Hycroft System in Phase 2 Drilling

NOVEMBER 16, 2023 — Hycroft Drills Best Hole Ever - Discovers New High-Grade Silver System

H23R-5753 (Brimstone) – Best hole ever drilled



Lower zone of strong silicification, sulfide flooded matrix (avg 4,974 g/t Ag)



Upper zone of strong silicification, vein-controlled sulfides (avg 600 g/t Ag)

H23R-5760 (Brimstone) – RC chips





Silver-bearing minerals in breccia and quartz veins within a rhyolite at 1000 ft (3,999 g/t Ag pictured)

H23R-5771 (Brimstone) – Core



Banded quartz veining

Upcoming Milestones

HYCROFT

PREFEASIBILITY STUDY

- Demonstrating strong recoveries through metallurgical test work
- Conducting trade-off studies
- Complete drill program designed to convert inferred into M&I material
- Develop optimal flow sheet for milling operation
- Initiate PFS economics

EXPLORATION

- Complete Phase 2 Drill Program; drill results pending
- Identify new under-explored opportunities and continue testing high-priority targets outside known resource



2023 / 2024 Objectives

HYCROFT

COMPLETED

Q1

- PUBLISHED TECHNICAL REPORT
- INITIATED PHASE 2 DRILL PROGRAM

ONGOING

Q2 – Q3

- PHASE 2 EXPLORATION DRILLING
- FINALIZE METALLURGICAL TESTWORK
- FINALIZE PROCESS FLOW SHEET

Q4 – 1H24

- FINALIZE PRE-FEASIBILITY STUDY
- EVALUATE/IMPLEMENT STRATEGIC GROWTH OPPORTUNITIES




994K



North American Precious Metals Developer Valuations



Enterprise Value (US$ mm)
$1,200
$1,000
$800
$600
$400
$200
--
--
5.0
10.0
15.0
20.0
25.0
30.0
Novagold (50%)
Seabridge
Osisko Mining
Rupert
Perpetua
Probe Metals
Hycroft
Liberty Gold
Revival Gold
Wallbridge
Treasury Metals
Falco

Gold equivalent based on long-term street consensus pricing of $1,700 / oz Au and $23.00 / oz Ag (inclusive of the following base metal resources at long-term street consensus pricing: $3.75 / lb Cu, $1.20 / lb Zn, $0.90 / lb Pb and $15.00 / lb Mo). Total attributable resources based on measured, indicated and inferred mineral resource estimates.

ATTRACTIVE INVESTMENT ENTRY POINT COMPARED TO OTHER DEVELOPERS

Capitalization and Ownership

HYCROFT

Ownership Summary

AMC Entertainment	2.4 M	12%
Eric Sprott	1.8 M	9 %
Other/Retail	16.0 M	79 %


AMC Entertainment 12%
Eric Sprott 9%
Other/Retail 79%

Capital Structure

Share Price - HYMC[1.] (NASDAQ)	$2.16
52-Week High-Low	$1.63 - $8.45
Shares Outstanding	20.2 M
Market Capitalization	$43.6 M
5-year Warrants issued 5/2020 - HYMCW (exercise price of $115.00)	3.4 M
5-year Warrants issued 10/2020 - HYMCL (exercise price of $105.00)	1.0 M
5-year Warrants issued 03/2022 (exercise price of $10.68)	4.7 M
Basic Shares + 5-year Warrants	29.3 M
Unrestricted Cash on Hand (at 09/30/2023)	$106.9 M
Debt[2]	$142.4 M

1. As of close on November 20, 2023, unless otherwise noted.
2. Book value as of September 30, 2023, which is net of original issue discount, net of amortization ($8.8M) and issuance costs ($1.7M).

Invest in a World-Class Asset and Team

HYCROFT

- One of the world's largest gold and silver deposits in a Tier I Jurisdiction
- Highly leveraged to gold and silver prices
- Significant upside potential – less than 10% of the land position has been explored and new discoveries being made
- Development well-advanced compared to peers with significant infrastructure on site and permitting in place
- Development well-advanced compared to peers with significant infrastructure on site and permitting in place
- Strong cash position $107 M unrestricted + $35 M restricted
- Executive leadership team with proven track record of successful project development

Proven Track Record Of Success



STRONG BOARD, MANAGEMENT & TECHNICAL TEAM WITH PROVEN TRACK RECORD OF DELIVERING SHAREHOLDER VALUE



HYCROFT

NASDAQ: HYMC

www.hycroftmining.com



Appendix

Board of Directors

HYCROFT

Stephen Lang, Chairman & Director

Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold

Diane Garrett, President & CEO

Formerly with Romarco Minerals, US Global Investors

Sean Goodman, AMC Board Appointee

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

Michael Harrison, Director

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

David Naccarati, Director

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation

Thomas Weng, Lead Director

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

Marni Wieshofer, Director

Formerly with Houlihan Lokey, Lionsgate Entertainment, PwC



Mineral Resources

HYCROFT

Classification	Approximate Cutoff, Equiv Gold gm/t	Ktonnes	Gold gm/tonne	Silver gm/tonne	Sulfide Sulfur%	Contained Ounces Gold Ozs x 1000	Contained Ounces Silver Ozs x 1000
Heap Leach Resource							
Measured	0.07	85,424	0.274	5.72	2.14	753	15,725
Indicated	0.07	54,206	0.250	4.32	1.78	436	7,529
Meas + Ind	0.07	139,630	0.265	5.17	2.00	1,189	23,254
Inferred	0.07	41,838	0.250	4.86	1.62	337	6,549
Flotation Mill + Concentrate Treatment by POX and Cyanide Leach							
Measured	0.34	365,361	0.445	17.09	1.78	5,236	200,965
Indicated	0.34	314,171	0.411	13.49	1.58	4,156	136,445
Meas + Ind	0.34	679,532	0.429	15.43	1.69	9,391	337,410
Inferred	0.34	226,341	0.414	12.29	1.52	3,019	89,568
Combined Mineral Resources, Leach Plus Mill							
Total Measured	0.07-0.34	450,785	0.413	14.93	1.85	5,989	216,690
Total Indicated	0.07-0.34	368,377	0.387	12.14	1.61	4,592	143,974
Total Meas + Ind	0.07-0.34	819,162	0.401	13.68	1.74	10,581	360,664
Total Inferred	0.07-0.34	268,179	0.389	11.14	1.54	3,356	96,117

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag.

Cutoffs are income – process cost =
NPR = NSR – Process OpEx.

Numbers may not match exactly due to rounding.

Mineral resources are contained within a computer-generated optimized pit.

All units are metric. Gold and silver grades are in grams / metric ton

Source: Technical Report Summary, dated March 27, 2023.

Resource Estimation Parameters

Assumptions:		
	Unit of measure	Value
Gold price	$/oz	$1,900
Silver price	$/oz	$24.50
Mining cost, base*	Per ton material moved	$1.45
Mill Process Recoveries:		
Flotation recovery – gold	% of AuFA	80.0%
Flotation recovery – silver	% of AgFA	80.0%
Flotation recovery – sulfide	% of sulfide sulfur	85.0%
Mass pull	%	14.0%
Concentrate leach recovery	%	95.0%
Overall recovery, mill	%	76.0%
ROM Leach Recoveries:		
Gold (oxide, transition & sulfide)	% of AuCN	75.0%
Silver (oxide, transition & sulfide)	% of AgFA	12.2%

**Source: Technical Report Summary, dated March 27, 2023.

Process costs:		
Comminution	Per ton of feed to float plant	$3.99
Flotation	Per ton of feed to float plant	$3.68
Process (fixed costs)	Per ton of feed to float plant	$0.51
Leach, CCD, Detox (fixed costs)	Per ton of feed to float plant	$0.43
Total Mill Cost	Per ton of feed to float plant	$8.61
ROM Leach (Oxide)	Per ton of feed to ROM Leach	$2.75
ROM Leach (Transitional & Sulfide)	Per ton of feed to ROM Leach	$3.15
Mine Site G&A	Per ton of feed	$0.44
Flotation Concentrate Treatment Costs:		
Assumed sulfide grade in feed	%	1.80%
Ton sulfide sulfur/ton concentrate	Ton/ton	0.1093
Consumable unit cost/ton sulfur	$/ton sulfide sulfur in concentrate	$339.07
POX consumable cost per ton	$/ton concentrate	$27.74
Total POX treatment cost	$/ton concentrate	$14.11
Total POX treatment cost	$/ton of ore	$4.24
Total Process Costs (at avg sulf sulfur):		
Mill + Concentrate POX + G&A	$/ton ore flotation	$14.83
ROM leach + G&A (oxide)	$/ton of ore to ROM leach	$3.19
ROM leach + G&A (transition & sulfide)	$/ton of ore to ROM leach	$3.59

Metallurgical Results

HYCROFT

Purpose

Identify flotation operating parameters to maximize gold and silver recovery using over 200 selected drill hole samples that are representative of multiple mining stages through the Hycroft ore body

Program

- 219 Variability Samples, including 30 duplicate and 15 triplicate samples (singular data points)
- Sample set represents:
  - Seven mine pits
  - Four primary alteration mineral assemblages correlated with silicification and RME (R-scale)
  - Three subordinate vein characteristics
  - Three classes of gold head grade *(AuEq Grade below 0.30 gpt not included in study)*
  - Three classes of sulfide sulfur

- Flotation Variables
  - Grind size (P80) and Grind time (minutes)
  - Mill pH received and adjusted
  - Reagent additions (Potassium Amyl Xanthate (PAX), Lead Nitrate ($Pb(NO_3)_2$), Frother, and Sulfuric Acid)
  - Conditioning Time (minutes) and Mass Pull (%)
  - % Solids

RESULTS DEMONSTRATE SIGNIFICANTLY IMPROVED RECOVERIES FOR BOTH GOLD AND SILVER

Positive Metallurgical Flotation Results

HYCROFT



Flotation Gold and Silver Recoveries
100.0
95.0
90.0
85.0
80.0
75.0
70.0
Gold Recovery (%)
98.9
Gold
92.9
89.2
85.3
89%
74.0
Silver
99.9
97.0
94.7
90.9
94%
82.1
Recovery values from 2023 Hycroft Technical Report*

pH = 4.7 Grind Size < 85u 24-minute Conditioning Mass Pull > 20%

KEY HIGHLIGHTS

- Statistically significant improvement in gold and silver recoveries
- Statistical reduction in variability
- Results are consistent and repeatable across
  - Formation
  - Depth
  - Domain
  - Geochemistry
  - Silicification
  - Grade
- 219 Variability Samples, including duplicate and triplicate samples
- Samples from each geologic domain

* Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

Metallurgical Refinement

HYCROFT

Adjusting process parameters:	Estimated operating cost impact:
1. Decrease Particle Size P_{80}	\$0.24 / ton [1]
2. Decreasing Flotation pH	\$0.40 / ton [2]
3. Increasing Flotation Conditioning Time	\$0.01 / ton [3]
	\$0.65/ton

Result:

Flotation gold recovery increased from 80%[4] to 85% - 93%

Flotation silver recovery increased from 80%[4] to 91% - 97%

Reduce process variation

Minimize low-grade effect on recovery

Increase mass pull for POx

Notes:
1. Increased power consumption at \$0.06 kWhr
2. Sulfuric Acid addition used to achieve lower pH
3. Increased power consumption for agitator in a larger conditioning tank
4. Based on the Hycroft Property Initial Assessment Technical Report Summary with an effective date of March 27, 2023

Exploration Program

Generalized Low Sulfidation Deposit

- Upper large low-grade mineralization.
- High-grade Au/Ag breccia zone.
- High-grade Au/Ag/Base Metal vein system

Development Drilling

- 125,000 ft (RC & Core)
- Define high-grade intercepts
- Convert inferred model blocks to indicated
- Expand resources along strike & at depth
- Target on potential feeder zones
- Explore deep structural targets


Hot Springs
North Area Pits
Sheeted Veins (High Grade Veins)
Hycroft Central Zone
Hycroft Brimstone Vortex
Low Grade Precious Metals
Rose Bud Mine
Breccia
Stockwork Veins
High Grade Precious Metals
Base Metals
Main Vein
250 m
500 m
750 m
1000 m
1250 m

Open In All Directions & At Depth


HYCROFT MINE OBLIQUE VIEW
(0.010 Au opt Grade Shell)
Looking Northeast
NORTH
OPEN
OPEN
OPEN
SOUTH
OPEN
OPEN
Open
2000 Feet
VORTEX HIGH-GRADE SECTION
40700 NORTH

Mine Site


New Leach Pad
Propose d Rail Spur
North Merrill-Crowe
Administratio n, Warehouse, Maintenance
Brimstone Merrill-Crowe Crushing Facility
BAY
North Leach Pad
Lewis Leach Pad
Brimston e Leach Pad
GAP
Central Fault
CENTRAL
BRIMSTONE
East Fault
CAMEL
VORTEX
N
Main East-West Railway (Union Pacific)
State Route 49 (Jungo Road)







